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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: March 13, 2006



                               Simtek Corporation
               (Exact Name of Registrant as Specified in Charter)


          Colorado                   0-19027                      84-1057605
(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)                Identification #)

              4250 Buckingham Dr. #100, Colorado Springs, CO 80907
                     (Address of Principal Executive Office)

                                 (719) 531-9444
              (Registrant's telephone number, including area code)


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








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Item 7.01:  Regulation FD Disclosure

     On March 10, 2006, Simtek Corporation (the "Company") issued a press release announcing to investors its fourth quarter and twelve months ended December 31, 2005 financial results. A copy of the press release is included herewith as Exhibit 99.1

Item 9.01:  Financial Statements and Exhibits


     (c)    Exhibits

            Exhibit Number    Description
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                 99.1 Press release of the Company dated March 10, 2006, titled "Simtek Reports Fourth Quarter 2005 Financial Results"

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SIMTEK CORPORATION


                                      By: /s/Brian Alleman
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                                          Brian Alleman, Chief Financial Officer


March 10, 2006



























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